SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      May 11, 1999
(Date of earliest event reported)  (May 14, 1999)

CTC COMMUNICATIONS CORP.
(Exact name of registrant as specified in its charter)
          Massachusetts                0-13627         04-2731202
       (State or other jurisdiction (Commission         (IRS Employer
         of incorporation)          File Number)    Identification No.)

          360 Second Ave., Waltham, Massachusetts         02451
        (Address of principal executive offices)          (Zip Code)

                               (781) 466-8080
 (Registrant's telephone number including area code)

 (Former name or former address if changed since last report)

Item 5.  Other Events

On May 11, 1999 and May 14, 1999, the Registrant issued the following press releases:

1.  May 11, 1999 Press Release

"CTC Communications Enters ISP Market

WALTHAM, Mass.--May 11, 1999--CTC Communications Corp. (NASDAQ NNM:CPTL) announced today that it will enter the Internet Services Providers (ISP) Market in the New England States, New York, New Jersey and Maryland this summer.

CTC will provide Internet access services to its customers as part of its PowerPath(SM) broadband ATM access service. CTC's ICN Network will carry PowerPath(SM) originated Internet traffic to ICN gateways in Boston and New York, that have high speed IP backbone connectivity directly to the Internet.

CTC has signed an agreement with Level 3 for the high-speed backbone between CTC's ICN Network gateways and the Level 3 Internet Network Access point
(NAP). Implementation of the ICN Network gateways and the Level 3 NAP access is underway and ISP access will be one of CTC's initial network service offerings late this summer.

Robert J. Fabbricatore, Chairman of the Board and CEO of CTC stated, "The ISP market is an integral part of our network strategy which leverages the inherent capabilities and attributes of CTC's Cisco Powered, ICN Network. The characteristics and design of the ICN Network facilitate CTC's ISP market entry at reasonable cost and direct connectivity to the Internet will provide our customers with improved Internet performance. CTC's ISP interconnection agreement with Level 3 is a further extension of our current agreement and further compliments the network strategies of each company."

Frederic Kunzi, Vice President and Chief Technology Officer of CTC stated, "Entering the ISP market is part of our strategy to evolve to a full IP centric service provider. Through its agreement with Level 3, CTC's Internet gateways in Boston and New York will provide dedicated, diversely routed DS-3, IP backbone connectivity to the Internet NAP. CTC's ISP Internet service design, utilizing PowerPathSM broadband customer access, the ICN Network and direct gateway connectivity to the NAP, enable the routing of Internet traffic on a bilateral and equitable basis. This means that a customer in Bangor Maine or in the eastern tip of Long Island will receive the same performance and quality of service as customers in Boston or Manhattan. CTC's ISP Internet access, domain registration and management services will be part of CTC's initial network service offerings late this summer."

CTC is a rapidly growing provider of integrated communications solutions to medium and large size business customers in the Northeast U.S. It provides an extensive array of voice and data services including local, long distance, frame relay, Internet access and other advanced data services. The Company markets its services through its 253 member sales and service representatives located in 25 branch offices throughout Maine, New Hampshire, Vermont, Massachusetts, Rhode Island, Connecticut, New York and Maryland. Company headquarters are in Waltham, Massachusetts and CTC can be found on the worldwide web at www.ctcnet.com.

The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Form 10-Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results results, events or circumstances after the date hereof.

CONTACT: CTC Communications Corp.
Executive Vice President and Chief Financial Officer
John D. Pittenger, (781) 466-1302
www.ctcnet.com"


2.  May 14, 1999 Press Release

"New Directors Elected to CTC Communications Corp. Board of Directors

WALTHAM, Mass.--May 14, 1999--CTC Communications Corp. (NASDAQ NNM:CPTL) announced today that Katherine Dietze Courage of Credit Suisse First Boston and Ralph S. Troupe of International Network Services have been elected to its Board of Directors.

Ms. Dietze Courage is Managing Director, Investment Banking at Credit Suisse First Boston with primary account management responsibility for a telecommunications focussed portfolio of companies. Prior to joining Credit Suisse First Boston, she was with Salomon Brothers for ten years, most recently as Managing Director, Global Telecommunications Group. Ms. Dietze Courage also serves as a member of the Board of Directors of Lightpath Technologies Inc. and Northeast Optic Network Inc.

Mr. Troupe is Vice President of North America, East at International Network Services (INS) with responsibility for INS' professional services network consulting business and INSoft performance management software business. He has been with INS since 1993 and held a number of senior positions prior to his current position. Prior to joining INS Mr. Troupe was Regional Manager at Lexcel Network Management Systems Software Company.

Mr. Robert J. Fabbricatore, Chairman of the Board of CTC Communications stated: "CTC is fortunate to obtain the participation of Wendy Dietze Courage and Ralph Troupe as members of its Board of Directors. Their welcome addition further expands the diversity of experience and talent available on the Board, and their backgrounds and experience will be of valuable assistance as CTC continues to accelerate its growth as an Integrated Communications Provider and expand its ICN Network."

CTC is a rapidly growing provider of integrated communications solutions to medium and large sized business customers in the Northeast U.S. It provides an extensive array of voice and data services including local, long distance, frame relay, Internet access and other advanced data services. The Company markets its services through its 253 member sales and service representatives located in 25 branch offices throughout Maine, New Hampshire, Vermont, Massachusetts, Rhode Island, Connecticut, New York and Maryland. Company headquarters are in Waltham, Massachusetts and CTC can be found on the worldwide web at www.ctcnet.com.

The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Form 10-Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.

CONTACT: CTC Communications Corp.
John D. Pittenger, (781)466-1302
www.ctcnet.com"



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CTC COMMUNICATIONS CORP.
                                         (Registrant)
                                  By: /s/ John D. Pittenger
                                         John D. Pittenger,
                                   Executive Vice President,
                                   Finance and Administration
May 14, 1999